UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


Investment Company Act file number 811-21537

Name of Fund: Multi-Strategy Hedge Opportunities LLC

Fund Address: P.O. Box 9011
              Princeton, NJ  08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Multi-Strategy Hedge Opportunities LLC, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 03/31/06

Date of reporting period: 04/01/05 - 09/30/05

Item 1 - Report to Stockholders

                                Multi-Strategy Hedge
                                Opportunities LLC

Semi-Annual Report
September 30, 2005

Multi-Strategy Hedge Opportunities LLC

Portfolio Information as of September 30, 2005

                                                                Percent of Total
Ten Largest Holdings                                               Investments
--------------------------------------------------------------------------------
Canyon Value Realization Fund LP .......................................    6.6%
Golden Tree Credit Opportunities LP ....................................    6.1
Para Partners LP .......................................................    5.9
Kinetics Partners LP ...................................................    5.9
Litespeed Partners LP ..................................................    5.6
North Sound Legacy Institutional Fund LLC ..............................    5.6
Glenview Institutional Partners LP .....................................    5.3
Copper Beech Partners II LP ............................................    5.1
Maverick Levered Partners LP ...........................................    5.0
CRG Partners LP ........................................................    3.7
--------------------------------------------------------------------------------

                                                                      Percent of
Investments by Strategy                                               Net Assets
--------------------------------------------------------------------------------
Equity Opportunistic ...................................................   34.2%
Event Driven ...........................................................   26.0
Managed Futures ........................................................   15.8
Directional ............................................................   10.1
Convertible Arbitrage ..................................................    3.0
Fixed Income ...........................................................    2.9
Multi-Strategy .........................................................    2.9
Equity Neutral .........................................................    2.8
Other* .................................................................    2.3
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term securities.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


2        MULTI-STRATEGY HEDGE OPPORTUNITIES LLC        SEPTEMBER 30, 2005

A Letter From the President

Dear Shareholder

Amid what we've coined a "muddle through" year for the financial markets, the major benchmark indexes managed to post positive results for the current reporting period:

Total Returns as of September 30, 2005                             6-month     12-month
=======================================================================================
U.S. equities (Standard & Poor's (S&P) 500 Index)                  +5.02%       +12.25%
---------------------------------------------------------------------------------------
Small-cap U.S. equities (Russell 2000 Index)                       +9.21%       +17.95%
---------------------------------------------------------------------------------------
International equities (MSCI Europe Australasia Far East Index)    +9.26%       +25.79%
---------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                +2.31%       + 2.80%
---------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)     +2.80%       + 4.05%
---------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)     +2.82%       + 6.31%
---------------------------------------------------------------------------------------

Since June 2004, the Federal Reserve Board (the Fed) has tirelessly advanced its interest rate hiking program, raising the federal funds rate 11 times to 3.75% by period-end. The Fed admittedly remains more concerned about inflation than slowing economic growth, causing some to worry that the central bank may overreact to inflation and increase interest rates more than is necessary to maintain a healthy economic balance. Recent disruptions to production and spending from Hurricanes Katrina and Rita are likely to distort the economic data in the short term, muddying the underlying trends. However, any hurricane-induced slowdown is likely to be short lived, and the fiscal stimulus associated with reconstruction efforts in the Gulf could add to gross domestic product growth in 2006.

U.S. equities exhibited resilience over the past several months as investors generally tended to proceed with caution. After a strong finish to 2004, the S&P 500 Index remained largely range-bound in 2005, with the last three months representing the best quarter of the year. Up to this point, strong corporate earnings reports and low long-term bond yields have worked in favor of equities. Looking ahead, high energy prices, continued interest rate hikes, a potential consumer slowdown and/or disappointing earnings pose the greatest risks to U.S. stocks. Internationally, many markets have benefited from strong economic statistics, trade surpluses and solid finances.

In the bond market, the yield curve continued to flatten as short-term interest rates moved in concert with the Fed rate hikes and longer-term interest rates remained more constant or declined. The difference between two-year and 10-year Treasury yields collapsed from 151 basis points (1.51%) on September 30, 2004 to 70 basis points on March 31, 2005, to just 16 basis points at period-end.

Financial markets are likely to face continued crosscurrents in the months ahead. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                Sincerely,


                                /s/ Robert C. Doll, Jr.

                                Robert C. Doll, Jr.
                                President and Director


         MULTI-STRATEGY HEDGE OPPORTUNITIES LLC        SEPTEMBER 30, 2005      3

A Discussion With Your Fund's Portfolio Managers

      We are positioning the Fund for what we view as a "stock picker's" market in the months ahead, concentrating primarily on strong bottom-up, research-driven equity funds.

What is the Fund's investment objective?

Multi-Strategy Hedge Opportunities seeks to achieve high total returns through investment in hedge funds and other investment vehicles that pursue alternative investment strategies. The Fund seeks to accomplish its objective by investing primarily in hedge funds, commodity pools, funds of funds and other alternative investment pools managed by securities and commodity trading advisers. Through these types of investments, the Fund will typically gain exposure to several common alternative investment strategies, such as relative value, global macro, equity long/short, event-driven and managed futures strategies. These are among the different strategies that hedge funds in the market today use to generate returns and manage risks. In the discussion that follows, we will make reference to "managers," or hedge funds, that employ these various strategies. The Fund's allocations to underlying managers and strategies is based on, among other factors, quantitative techniques and risk management guidelines that seek to maintain diversification.

How did the Fund perform during the period?

For the six-month period ended September 30, 2005, the Common Stock of Multi-Strategy Hedge Opportunities had a total net investment return of +2.97% (not including a maximum distribution fee of 3%), based on a change in per share net asset value from $.9979 to $1.0275, and assuming reinvestment of all distributions. For the same period, the Standard & Poor's (S&P) Hedge Fund Index returned +2.63% while the S&P 500 Index and the Lehman Brothers Aggregate Bond Index returned +5.02% and +2.31%, respectively.

Describe the market environment and how the various alternative investment strategies fared under these conditions.

The period saw a continuation of the relatively benign market environment, as risk premiums compressed further and volatility remained muted. Equity markets trended higher despite 100 basis points (1.00%) of tightening by the Federal Reserve Board (the Fed) and surging oil prices. Bond yields actually declined during the period, partially due to continued U.S. Treasury purchases by Asian central banks and the pension demand for long-duration assets. Despite concerns over America's large current account deficit, the U.S. dollar continued to strengthen versus most major currencies as interest rate differentials remained supportive of the dollar. Additionally, foreign central banks continued to accumulate dollar reserves in an attempt to keep their currencies from appreciating against the dollar.

Event-driven strategies -- broadly consisting of high yield and distressed, corporate restructurings, reorganizations, spin-offs, special situations and capital structure arbitrage -- produced positive results for the period. Credit spreads continued to tighten into July after the difficulties caused by the General Motors Corp. and Ford Motor Co. downgrades in May. In August and September, it was primarily credit-specific and event-driven investments that drove returns, as high yield spreads remained stagnant in August while inching up in September. Going forward, the focus will remain on both credit and event analysis.

Our equity long/short managers generated positive performance for the period. Equities showed incredible resilience in the face of continued Fed interest rate hikes, spiking oil prices, sagging consumer confidence, London terrorist attacks and various natural disasters. Most of the gains were generated in the energy, health care and utility sectors. Many equity long/short funds had long overweight energy exposure and were able to profit from the sector rally. The balance of the market showed relatively benign performance, with the consumer, financial and telecommunications sectors all declining modestly. Many managers, however, were short financials (in light of the flattening yield curve) and consumers (in the face of higher interest rates and spiking oil prices) and were able to profit outside the oil sector. The small cap rally continued during this period, and hedge funds focused on smaller cap securities generally outperformed.

Equity market neutral managers produced modestly positive performance during the period. Statistical arbitrage managers who focus on technical market factors, such as price mean reversion and momentum, continued to perform well as the relative valuation gap between cheap and expensive stocks narrowed. Fundamental managers also were able to profit in a market environment that rewarded investors focused on company-specific factors, such as return on equity.

After a difficult environment in the second quarter of 2005, our fundamental and discretionary macro managers generated strong profits in the third quarter. Short-duration positions represented most of the losses early on in the period,


4        MULTI-STRATEGY HEDGE OPPORTUNITIES LLC        SEPTEMBER 30, 2005
but those losses were recouped as bond yields rose later on. While most managers generated profits from long U.S. dollar (USD) positions versus various currencies throughout the period, a long USD/short Swiss franc position detracted from performance. The equity sector proved the most profitable as G10 equities and emerging market equities worked in favor of most global macro managers. Managers renewed their focus on Asia and, more specifically, on Japan. On the commodity side, crude oil and natural gas continued to move higher but retraced sharply a few times, generating mixed results.

Managed futures, as defined by systematic/technical managers, were flat to slightly negative during the period as markets saw the continuation of strong trends in commodities and stock indexes juxtaposed with significant intra-period reversals in currencies and interest rates. The energy sector captured most of the headlines, with both natural gas and crude oil touching all-time highs. Several stock indexes worldwide also reached multi-year highs during the period, which proved favorable to trend followers. Conversely, interest rates proved to be a difficult market for systematic managers. In particular, Japanese JGBs and the German Bunds were generally money losers as August brought sharp reversals in both. Currencies also were challenging to trade for most technical managers. Many of the major currencies started and ended the period at nearly the same levels but experienced significant intra-period volatility.

Despite rising interest rates and a flattening yield curve (which are generally challenging for fixed income managers), our fixed income arbitrage managers were able to generate modestly positive returns. Our managers produced positive returns mainly through trading commercial mortgage-backed and asset-backed securities versus duration-matched swaps. Mortgages generally detracted from performance as spreads widened due to periodic spikes in fixed income volatility as well as shrinking agency portfolios.

It has been a difficult year for convertible arbitrage, but our managers believe we entered a new, positive phase in July with the end of the massive sell-off that was triggered by negative investor sentiment. Investor redemptions have slowed dramatically. The shakeout was violent, and resulted in the closure of several hedge funds. The rebound in convertible bond valuations was not as dramatic, but our managers are pleased with the steady gains they were able to generate during the third quarter. The "icing on the cake" was an increase in equity volatility to the highest level since the sell-off began. Volatility is still low compared to recent historical levels, but our managers point out that current convertible valuations are pricing in such low implied volatility levels that any increase can push prices and performance higher. However, we still view convertible arbitrage as an underperforming strategy given low realized volatility, tight credit spreads, rising interest rates and weak new issuance.

What changes were made to the portfolio during the period?

The portfolio's assets under management grew from $75.3 million at March 31, 2005, to $108.4 million at September 30. We increased our exposure to equity long/short managers during the period, as we believe they can generate profits in the current market environment.

At September 30, 2005, the Fund was comprised of 29 underlying managers and its market exposure was broken down as follows: Equity opportunistic (34.2%), event driven (26.0%), managed futures (15.8%), directional (10.1%), convertible arbitrage (3.0%), fixed income (2.9%), multi-strategy (2.9%), and equity neutral (2.8%).

How would you characterize the Fund's position at the close of the period?

We view the remainder of 2005 and 2006 as a "stock picker's" market and are positioning the portfolio accordingly, with significant exposure to strong bottom-up, research-driven equity funds. Despite a slowdown in corporate earnings growth and higher interest rates, the equity markets should receive support from strong corporate balance sheets, solid free cash flow generation and ample opportunities overseas. In the event-driven space, profit opportunities should continue to surface due to abundant corporate activity. In addition, we believe there will be opportunities in foreign exchange as the Fed continues to raise interest rates and the U.S. dollar moves from a funding to a high-yielding currency. Conversely, we believe it will be very difficult for traditional fixed income relative value managers to make money in the current environment given tight credit and mortgage spreads and a flat yield curve.

Fabio P. Savoldelli
Vice President and Co-Portfolio Manager

Hideaki Yamagishi, CFA
Co-Portfolio Manager

October 27, 2005


         MULTI-STRATEGY HEDGE OPPORTUNITIES LLC        SEPTEMBER 30, 2005      5

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, and (b) operating expenses, including advisory fees, member services fees and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on April 1, 2005 and held through September 30, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                           Expenses Paid
                                                     Beginning           Ending         During the Period*
                                                   Account Value      Account Value      April 1, 2005 to
                                                   April 1, 2005   September 30, 2005   September 30, 2005
==========================================================================================================
Actual
==========================================================================================================
Multi-Strategy Hedge Opportunities LLC                $1,000            $1,030                $15.06
==========================================================================================================
Hypothetical (5% annual return before expenses)**
==========================================================================================================
Multi-Strategy Hedge Opportunities LLC                $1,000            $1,010                $14.84
==========================================================================================================

* Expenses are equal to the annualized expense ratio of 2.96%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal six months divided by 365.

Aggregate Total Return

                                                   Return Without   Return With
                                                    Sales Charge   Sales Charge*
================================================================================
Inception (1/03/05)
through 9/30/05                                         +2.75%        -0.33%
--------------------------------------------------------------------------------
*     Maximum distribution fee is 3%.


6        MULTI-STRATEGY HEDGE OPPORTUNITIES LLC        SEPTEMBER 30, 2005

Schedule of Investments                                        (in U.S. dollars)

Strategy                            Portfolio Funds                                                              Value
==========================================================================================================================
Convertible Arbitrage--3.0%         Context Convertible Arbitrage Fund LP                                    $   3,285,173
==========================================================================================================================
Directional--10.1%                  Cornerstone International Value Fund LLC                                     1,834,780
                                    CRG Partners LP                                                              3,877,734
                                    Neon Liberty Emerging Markets Fund LP                                        2,100,677
                                    TGM Eagle Fund                                                               3,099,451
                                                                                                             -------------
                                                                                                                10,912,642
==========================================================================================================================
Equity Neutral--2.8%                Ventus US$ Double Leverage Fund                                              3,005,470
==========================================================================================================================
Equity Opportunistic--34.2%         Copper Beech Partners II LP                                                  5,390,471
                                    Glenview Institutional Partners LP                                           5,576,330
                                    Hayground Cove Institutional Partners LP                                     1,405,951
                                    Kinetics Partners LP                                                         6,197,938
                                    Maverick Levered Partners LP                                                 5,265,042
                                    North Sound Legacy Institutional Fund LLC                                    5,934,226
                                    SR Capital Partners LP                                                       2,051,400
                                    Trivium Institutional Onshore Fund LP                                        3,175,608
                                    Zaxis Equity Neutral LP                                                      2,030,175
                                                                                                             -------------
                                                                                                                37,027,141
==========================================================================================================================
Event Driven--26.0%                 Canyon Value Realization Fund LP                                             7,005,434
                                    Golden Tree Credit Opportunities LP                                          6,423,623
                                    LibertyView Credit Opportunities Fund II LLC                                 2,569,001
                                    Litespeed Partners LP                                                        5,951,555
                                    Para Partners LP                                                             6,266,798
                                                                                                             -------------
                                                                                                                28,216,411
==========================================================================================================================
Fixed Income--2.9%                  Smith Breeden Mortgage Partners LP                                           3,166,186
==========================================================================================================================
Managed Futures--15.8%              FORT Global Contrarian LP                                                      751,474
                                    FX Concepts Global Funds Master Trust                                        3,474,264
                                    Grinham Diversified Fund (US) LP                                             2,587,740
                                    Grossman Currency Fund LP                                                    3,556,752
                                    Kottke Arbitrage Opportunity Fund LLC                                        2,867,943
                                    Salem Futures Fund LP                                                        1,711,342
                                    Winton Futures Fund                                                          2,197,534
                                                                                                             -------------
                                                                                                                17,147,049
==========================================================================================================================
Multi-Strategy--2.9%                Double Black Diamond LP                                                      3,163,358
==========================================================================================================================
Total Investments (Cost--$101,050,000*)--97.7%                                                                 105,923,430

Other Assets Less Liabilities--2.3%                                                                              2,470,252
                                                                                                             -------------
Net Assets--100.0%                                                                                           $ 108,393,682
                                                                                                             =============

* The cost and unrealized appreciation (depreciation) of investments as of September 30, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost                                               $101,050,000
                                                                   ============
      Gross unrealized appreciation                                $  5,436,733
      Gross unrealized depreciation                                    (563,303)
                                                                   ------------
      Net unrealized appreciation                                  $  4,873,430
                                                                   ============

      See Notes to Financial Statements.


         MULTI-STRATEGY HEDGE OPPORTUNITIES LLC        SEPTEMBER 30, 2005      7

Statement of Assets and Liabilities

For the Six Months Ended September 30, 2005
=======================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------
                       Investments in Portfolio Funds*, at value
                        (identified cost--$101,050,000) ............................                     $  105,923,430
                       Cash and cash equivalents ...................................                          3,307,163
                       Investments paid in advance .................................                          5,600,000
                       Interest receivable .........................................                             12,324
                       Reimbursement from advisor ..................................                            151,191
                       Prepaid expenses and other assets ...........................                             68,942
                                                                                                         --------------
                       Total assets ................................................                        115,063,050
                                                                                                         --------------
=======================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------
                       Payables:
                          Investment adviser .......................................    $     975,328
                          Service agents ...........................................          419,318         1,394,646
                                                                                        -------------
                       Subscriptions received in advance ...........................                          4,045,655
                       Redemptions payable .........................................                            956,979
                       Accrued expenses and other liabilities ......................                            272,088
                                                                                                         --------------
                       Total liabilities ...........................................                          6,669,368
                                                                                                         --------------
=======================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------
                       Net assets ..................................................                     $  108,393,682
                                                                                                         ==============
=======================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------
                       Investors' capital ..........................................                     $  105,357,345
                       Unrealized appreciation--net ................................                          4,873,430
                       Undistributed net investment loss ...........................                         (1,837,093)
                                                                                                         --------------
                       Net Assets ..................................................                     $  108,393,682
                                                                                                         ==============
                       Shares outstanding ..........................................                        105,494,706
                                                                                                         ==============
                       Net asset value per share ...................................                     $       1.0275
                                                                                                         ==============

*     Non-income securities

      See Notes to Financial Statements.


8        MULTI-STRATEGY HEDGE OPPORTUNITIES LLC        SEPTEMBER 30, 2005

Statement of Operations

For the Six Months Ended September 30, 2005
=======================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------
                       Interest ....................................................                     $       57,826
                                                                                                         --------------
=======================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ....................................    $     736,813
                       Offering costs ..............................................          186,871
                       Accounting and administration services ......................          173,138
                       Member services fee .........................................          122,828
                       Professional fees ...........................................          108,125
                       Printing and shareholder reports ............................           19,250
                       Directors' fees and expenses ................................           17,000
                       Custodian fees ..............................................            3,600
                       Other .......................................................          179,630
                                                                                        -------------
                       Total expenses ..............................................                          1,547,255
                                                                                                         --------------
                       Less: Expense waivers .......................................                           (101,561)
                                                                                                         --------------
                       Net expenses ................................................                          1,445,694
                                                                                                         --------------
                       Investment loss--net ........................................                         (1,387,868)
                                                                                                         --------------
=======================================================================================================================
Unrealized Gain
-----------------------------------------------------------------------------------------------------------------------
                       Change in unrealized appreciation on investments--net .......                          4,562,148
                                                                                                         --------------
                       Net Increase in Net Assets Resulting from Operations ........                     $    3,174,280
                                                                                                         ==============

      See Notes to Financial Statements.


         MULTI-STRATEGY HEDGE OPPORTUNITIES LLC        SEPTEMBER 30, 2005      9

Statements of Changes in Net Assets

                                                                                         For the Six    For the Period
                                                                                        Months Ended   January 3, 2005+
                                                                                        September 30,    to March 31,
Increase (Decrease) in Net Assets:                                                          2005             2005
=======================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------
                       Investment loss--net ........................................    $  (1,387,868)   $     (449,225)
                       Change in unrealized appreciation--net ......................        4,562,148           311,282
                                                                                        -------------------------------
                       Net increase/decrease in net assets resulting from operations        3,174,280          (137,943)
                                                                                        -------------------------------
=======================================================================================================================
Capital Transactions
-----------------------------------------------------------------------------------------------------------------------
                       Proceeds from contributions .................................    $  31,544,452    $   75,433,801
                       Fair value of withdrawals ...................................       (1,672,510)          (48,398)
                                                                                        -------------------------------
                       Net increase in net assets derived from capital transactions        29,871,942        75,385,403
                                                                                        -------------------------------
=======================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets ................................       33,046,222        75,247,460
                       Beginning of period .........................................       75,347,460           100,000
                                                                                        -------------------------------
                       End of period ...............................................    $ 108,393,682    $   75,347,460
                                                                                        ===============================

+     Commencement of operations.

      See Notes to Financial Statements.


10       MULTI-STRATEGY HEDGE OPPORTUNITIES LLC        SEPTEMBER 30, 2005

Statement of Cash Flows

                                                                                         For the Six    For the Period
                                                                                        Months Ended   January 3, 2005+
                                                                                        September 30,    to March 31,
                                                                                            2005             2005
=======================================================================================================================
Cash Used for Operating Activities
-----------------------------------------------------------------------------------------------------------------------
                       Net increase/decrease in net assets resulting from operations    $   3,174,280    $     (137,943)
                                                                                        -------------------------------
                       Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
                        Increase in receivables .....................................      (4,605,493)       (1,006,831)
                        Increase in other assets ....................................         166,053          (386,186)
                        Increase in other liabilities ...............................      (4,881,597)       11,550,965
                        Increase in unrealized gain--net ............................      (4,562,148)         (311,282)
                       Purchases of long-term securities ............................     (28,650,000)      (72,400,000)
                                                                                        -------------------------------
                       Net cash used for investing activities .......................     (39,358,905)      (62,691,277)
                                                                                        -------------------------------
=======================================================================================================================
Cash Provided by Financing Activities
-----------------------------------------------------------------------------------------------------------------------
                       Cash receipts from issuance of Units .........................   $  31,544,452    $   75,433,801
                       Cash disbursements from tender of Units ......................      (1,672,510)          (48,398)
                                                                                        -------------------------------
                       Net cash provided by financing activities ....................      29,871,942        75,385,403
                                                                                        -------------------------------
=======================================================================================================================
Cash & Cash Equivalents
-----------------------------------------------------------------------------------------------------------------------
                       Net increase/decrease in cash and cash equivalents ...........      (9,486,963)       12,694,126
                       Cash and cash equivalents at beginning of period .............      12,794,126           100,000
                                                                                        -------------------------------
                       Cash and cash equivalents at end of period ...................   $   3,307,163    $   12,794,126
                                                                                        ===============================

+     Commencement of operations.

      See Notes to Financial Statements.


         MULTI-STRATEGY HEDGE OPPORTUNITIES LLC        SEPTEMBER 30, 2005     11

Financial Highlights



                                                                                         For the Six    For the Period
                                                                                        Months Ended   January 3, 2005+
The following ratios have been derived from                                             September 30,     to March 31,
information provided in the financial statements.                                           2005             2005
=======================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period .........................   $       .9979    $       1.0000
                       Investment loss--net .........................................          (.0142)           (.0070)
                       Unrealized gain ..............................................           .0438             .0049
                                                                                        -------------------------------
                       Total from investment operations .............................           .0296            (.0021)
                                                                                        -------------------------------
                       Net asset value, end of period ...............................   $      1.0275    $        .9979
                                                                                        ===============================
=======================================================================================================================
Total Investment Return@
-----------------------------------------------------------------------------------------------------------------------
                       Total investment return ......................................            2.97%             (.21%)
                                                                                        ===============================
=======================================================================================================================
Ratios to Average Net Assets*
-----------------------------------------------------------------------------------------------------------------------
                       Expenses .....................................................            3.17%             3.28%
                                                                                        ===============================
                       Expenses net of reimbursement ................................            2.96%             2.96%
                                                                                        ===============================
                       Investment loss--net .........................................           (2.84%)          (2.83%)
                                                                                        ===============================
=======================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands) .....................   $     108,394    $       75,347
                                                                                        ===============================
                       Portfolio turnover ...........................................               0%                0%
                                                                                        ===============================

*     Annualized.
+     Commencement of operations.
@     Aggregate total investment return.

      See Notes to Financial Statements.


12       MULTI-STRATEGY HEDGE OPPORTUNITIES LLC        SEPTEMBER 30, 2005

Notes to Financial Statements

1. Significant Accounting Policies:

Multi-Strategy Hedge Opportunities LLC (the "Company") is registered under the Investment Company Act of 1940, as amended, as a continuously offered, closed-end, non-diversified management investment company. The Company's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Company offers one class of shares, which may be sold with a front-end sales charge. The following is a summary of significant accounting policies followed by the Company.

(a) Valuation of investments in Portfolio Funds -- The Company values its investments in Portfolio Funds at fair value in accordance with procedures established by the Board of Directors. The valuations reported by the Portfolio Fund Managers of the Portfolio Funds, upon which the Company calculates its month-end net asset value and net asset value per Unit, may be subject to later adjustment, based upon information reasonably available at that time. The Company will pay repurchase proceeds, as well as calculate management fees, on the basis of net asset valuations determined using the best information available as of the valuation date. In the event a Portfolio Fund subsequently corrects, revises or adjusts a valuation after the Company has determined a net asset value, the Company will generally not make any retroactive adjustment to such net asset value, or to any amounts paid based on such net asset value, to reflect a revised valuation.

(b) Income taxes -- The Company is classified as a partnership for federal income tax purposes. As such, each investor in the Company is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Company. Therefore, no federal income tax provision is required.

(c) Security transactions and investment income -- Portfolio Fund transactions are recorded on the effective dates of the transactions. Realized gains and losses on Portfolio Fund transactions are determined on the average cost basis. Interest income is recognized on the accrual basis.

(d) Cash balances -- The Company maintains cash in the PNC Money Market account, which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers LLC ("MLIM"). MLIM is an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co.").

MLIM is responsible for the management of the Company's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Company. For such services, the Company pays a monthly fee at an annual rate of 1.50% of the average month-end value of the Company's net assets.

The Company has also entered into a Member Services Agreement with FAM Distributors, Inc. ("FAMD" and the "Service Agent"), an affiliate of MLIM. FAMD provides or arranges for provision of ongoing investor and account maintenance services. The Company pays a monthly fee computed at the annual rate of .25% of the Company's average month-end assets (the "Service Fee"). The Service Fee will be paid to the Service Agent to reimburse it for payments made to broker-dealers and financial advisors that have agreed to provide ongoing investor and account maintenance services to members of the Company and for ongoing investor servicing activities performed by the Service Agent.

For the six-month period ended September 30, 2005, FAMD received $699,293 in distribution fees on sales of shares in the Company.

Certain officers and/or directors of the Company are officers and/or directors of MLIM and/or ML & Co.

3. Investments:

Purchases of investments, excluding short-term securities, for the six months ended September 30, 2005 were $28,650,000.

4. Capital Share Transactions:

An investor purchases Units in the Company and the Units are offered at their net asset value. The minimum initial investment for each investor is $25,000 (net of any distribution fees) and the minimum additional investment is $10,000. An investor's subscription for Units is irrevocable by the investor and will generally require the investor to maintain its investment in the Company until such time as the Company offers to repurchase the Units in a tender offering. No member or other person holding Units acquired from a Member will have the right to require the Company to


         MULTI-STRATEGY HEDGE OPPORTUNITIES LLC        SEPTEMBER 30, 2005     13
redeem the Units. The Company may from time to time repurchase Units from Members in accordance with written tenders by Members at those times, in those amounts and on terms and conditions as the Board of Directors may determine in its sole discretion. The Adviser expects that it will recommend to the Board of Directors that the Company offer to repurchase Units from Members quarterly on the last business day of March, June, September and December.

Transactions in capital share were as follows:

-------------------------------------------------------------------------------
For the Six Months                                                    Dollar
Ended September 30, 2005                       Shares                 Amount
-------------------------------------------------------------------------------
Shares sold ......................            31,630,372           $ 31,544,452
Shares tendered ..................            (1,644,970)            (1,672,510)
                                            -----------------------------------
Net increase .....................            29,985,402           $ 29,871,942
                                            ===================================

5. Investments in Portfolio Funds:

The table below lists the Company's investments in Portfolio Funds for the six months ending September 30, 2005, none of which was a related party. The agreements related to investments in Portfolio Funds provide for the compensation in the form of management fees of 0.5% to 3% (per annum) of net assets and performance incentive fees or allocations of 20% to 25% of net profits earned.

Information about the underlying investments held by the Portfolio Funds is not readily available, so it is unknown whether the Portfolio Funds hold any single investment whereby the Company's proportionate share exceeds 5% of the Company's net assets at September 30, 2005.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Fees
                                  % of Fund's                               Net Income   -------------------------      Redemptions
2005 Investments                Total Fair Value        Fair Value            (Loss)     Management      Incentive       Permitted
-----------------------------------------------------------------------------------------------------------------------------------
Canyon Value                         6.6%              $  7,005,434         $  432,949      1.5%            20%           Monthly
Context Convertible                  3.1%                 3,285,173             28,876      1.5%            20%          Quarterly
Copper Beech                         5.1%                 5,390,471            257,669        1%            20%          Quarterly
Cornerstone Int'l                    1.7%                 1,834,780             32,538      0.5%            20%           Monthly
CRG Partners                         3.7%                 3,877,734            358,401        2%            20%           Monthly
Double Black Diamond                 3.0%                 3,163,358             52,350        1%            20%          Quarterly
FORT Global                          0.7%                   751,474              1,474        1%            20%           Monthly
FX Concepts                          3.3%                 3,474,264            137,510      1.5%            20%           Monthly
Glenview Institutional               5.3%                 5,576,330            538,232        1%            20%           Monthly
Golden Tree Credit Opp               6.1%                 6,423,623            553,739        2%            20%         Semi-Annual
Grinham Diversified                  2.4%                 2,587,740             87,740      1.5%            20%           Monthly
Grossman Currency                    3.4%                 3,556,752            159,829        3%            25%           Monthly
Hayground Cove Institutional         1.3%                 1,405,951            (94,049)     1.5%            20%           Monthly
Kinetics Partners                    5.9%                 6,197,938            894,425        1%            20%           Monthly
Kottke Arbitrage                     2.7%                 2,867,943             (7,917)       2%            20%           Monthly
LibertyView Credit                   2.4%                 2,569,001            147,338        1%            20%          Quarterly
Litespeed                            5.6%                 5,951,555             51,556      1.5%            20%          Quarterly
Maverick Levered                     5.0%                 5,265,042             10,555        1%            20%          Quarterly
Neon Liberty                         2.0%                 2,100,677             68,355      1.5%            20%          Quarterly
North Sound                          5.6%                 5,934,226            134,226      1.5%            20%          Quarterly
Para Partners                        5.9%                 6,266,798            277,250     1.25%            20%          Quarterly
Salem Futures                        1.6%                 1,711,342           (109,984)       2%            20%          Quarterly
Smith Breeden                        3.0%                 3,166,186             41,307        1%            20%          Quarterly
SR Capital                           1.9%                 2,051,400             51,400        1%            20%          Quarterly
TGM Eagle                            2.9%                 3,099,451             14,054      1.5%            20%            Daily
Trivium Institutional                3.0%                 3,175,608            175,608      1.5%            20%           Monthly
Ventus US$                           2.8%                 3,005,470            118,290        2%            20%           Monthly
Winton Futures                       2.1%                 2,197,534             92,426        1%            20%           Monthly
Zaxis Equity                         1.9%                 2,030,175             56,001        1%            20%          Quarterly
                                   ---------------------------------------------------
Total                              100.0%              $105,923,430         $4,562,148
                                   ===================================================


14       MULTI-STRATEGY HEDGE OPPORTUNITIES LLC        SEPTEMBER 30, 2005

Notes to Financial Statements (concluded)

6. Short-Term Borrowings:

The Company is a party to a $50,000,000 credit agreement with Harris Trust and Savings Bank. The Company may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes including leverage. The Company may borrow up to the maximum amount allowable under the Company's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Company pays a commitment fee of .375% per annum based on the unused portion of the Fee Cap (a minimum of $20,000,000) as defined in the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at the Company's election, the federal funds rate plus 1.75% or a base rate, as defined in the credit agreement, minus 1%. The Company did not borrow under the credit agreement during the six months ended September 30, 2005.

7. Risk Factors:

An investment in the Company involves a high degree of risk, including the risk that the entire amount invested may be lost. The Company allocates assets to Portfolio Managers and invests in Portfolio Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counterparty defaults. No guarantee or representation is made that the investment program will be successful.

8. Subsequent Event:

Throughout the normal course of business on October 1, 2005, there were additional capital contributions of $4,045,655 to the Company.

Officers and Directors

Robert C. Doll, Jr., President and Director
David O. Beim, Director
James T. Flynn, Director
W. Carl Kester, Director
Karen P. Robards, Director
Fabio P. Savoldelli, Vice President
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

PFPC Trust Company
8800 Tinicum Boulevard
3rd Floor, Suite 200
Philadelphia, PA 19153

Administrator & Escrow Agent

PFPC, Inc.
301 Bellevue Parkway
Wilmington, DE 19809


         MULTI-STRATEGY HEDGE OPPORTUNITIES LLC        SEPTEMBER 30, 2005     15

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

Multi-Strategy Hedge Opportunities LLC seeks high total return over a full market cycle through investments in hedge funds and other investment vehicles pursuing alternative investment strategies.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 866-878-2987 or on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Multi-Strategy Hedge Opportunities LLC
Box 9011
Princeton, NJ
08543-9011

                                                                    #MHO -- 9/05

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Multi-Strategy Hedge Opportunities LLC


By: /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Multi-Strategy Hedge Opportunities LLC

Date: November 17, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Multi-Strategy Hedge Opportunities LLC

Date: November 17, 2005


By: /s/ Donald C. Burke
    ---------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Multi-Strategy Hedge Opportunities LLC

Date: November 17, 2005